UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Lexeo Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41855	85-4012572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue South, Floor 6
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 547-9879

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LXEO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On March 11, 2024, Lexeo Therapeutics, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with certain qualified institutional buyers and institutional accredited investors (each, a “Purchaser” and collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Purchasers 6,278,905 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $15.13 per Share.

The Private Placement is expected to close on March 13, 2024, subject to the satisfaction of customary closing conditions. The gross proceeds of the Private Placement are expected to be approximately $95 million, before deducting commissions and offering expenses payable by the Company. The Company intends to use the net proceeds from the Private Placement to fund working capital and other general corporate purposes.

Entities affiliated with certain members of the Company’s board of directors participated in the Private Placement, purchasing approximately $6 million of Shares in the aggregate. The participation of these entities in the Private Placement was disclosed to the Board of Directors of the Company (the “Board”) and approved by the pricing committee of the Board.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Registration Rights

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated March 11, 2024 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to April 12, 2024 (the “Filing Deadline”). The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective as soon as possible, but in no event later than 60 days after the closing of the Private Placement (or 90 days in the event of a full review of the Registration Statement by the SEC) (the “Effectiveness Deadline”), and to keep the Registration Statement continuously effective from the date on which the SEC declares the Registration Statement to be effective until such date that all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or under Rule 144 as promulgated by the SEC under the Securities Act, or otherwise shall have ceased to be Registrable Securities.

In the event (i) the Registration Statement has not been filed by the Filing Deadline, (ii) the Registration Statement is not declared effective on or prior to the Effectiveness Deadline, (iii) after being declared effective, (a) such Registration Statement ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective, or (b) the holders are not permitted to utilize the prospectus in the Registration Statement to sell Registrable Securities, other than certain allowed delays, (iv) an allowed delay exceeds beyond the length permitted for an allowed delay, or (v) after the Filing Deadline, only where the Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such that it is not in compliance with Rule 144(c)(1), as a result of which, holders who are not affiliates are not able to sell Registrable Securities without restriction under Rule 144, then the Company has agreed to make pro rata payments to each Purchaser as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such holder in the Registrable Securities then held by the holder per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to a 5% cap in the aggregate as set forth in the Registration Rights Agreement.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference into this Item 1.01.

Item 2.02 Results of Operations and Financial Condition.

On March 11, 2024, the Company issued a press release announcing business highlights and its financial results for the three and twelve-months ended December 31, 2023. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of this Current Report on Form 8-K.

The Company will sell the securities to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investors represented that they are acquiring the securities for investment only and not with a view towards the resale or distribution thereof in violation of the Securities Act. Accordingly, the securities have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

Item 7.01 Regulation FD Disclosure.

On March 11, 2024, the Company issued a press release announcing the Private Placement and providing an update on its cash runway. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This report contains certain forward-looking statements regarding the business of the Company that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the use of proceeds of the offering and the completion of the offering. Actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, those associated with market conditions; satisfaction of customary closing conditions in the Private Placement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the caption “Item 1A. Risk Factors”, and elsewhere in the Company’s reports and other documents that the Company has filed, or will file, with the SEC from time to time that are available at www.sec.gov.

You are cautioned not to place undue reliance on forward-looking statements which are current only as of the date hereof. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number		Incorporated by Reference				Filed or Furnished Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date

10.1	Form of Common Stock Purchase Agreement, dated March 11, 2024, by and among the Company and the Purchasers	10-K	001-41855	10.22	March 11, 2024
10.2	Form of Registration Rights Agreement, dated March 11, 2024, by and among the Company and the Purchasers	10-K	001-41855	4.4	March 11, 2024
99.1	Press release issued by the Company on March 11, 2024, announcing business highlights and financial results, furnished herewith.					X
99.2	Press release issued by the Company on March 11, 2024, announcing Private Placement, furnished herewith.					X

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexeo Therapeutics, Inc.

Date:	March 11, 2024	By:	/s/ R. Nolan Townsend
R. Nolan Townsend, Chief Executive Officer